                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                         ----------------------------


                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                            -----------------------

Date of Report (Date of earliest event reported):

January  12, 2000


_______________________________________________________________________________


                        Intermedia Communications, Inc.
            (Exact name of registrant as specified in its charter)


_______________________________________________________________________________


               Delaware                                     59-2913586
               --------                               ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)

                                    0-20135
                                    -------
                           (Commission File Number)


                             3625 Queen Palm Drive
                               Tampa, FL  33619
                   (Address of principal executive offices)

                                (813) 829-0011
                              (Telephone Number)
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ITEM 5.   Other Events

     On January 12, 2000, Intermedia Communications, Inc. (the "Company") issued the attached press release.

ITEM 7.   Financial Statements and Exhibits

     Exhibit 99    Press Release, dated January 12, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 12, 2000


                                      INTERMEDIA COMMUNICATIONS, INC.
                                                (Registrant)

                                            /s/ Robert M. Manning
                                            ---------------------
                                              Robert M. Manning
                               Senior Vice President and Chief Financial Officer




                                 EXHIBIT INDEX

Exhibit

No.                                  Description            Page

      99   Press release dated January 12,2000